EXHIBIT 99.1

Shenandoah Telecommunications Company Completes Sale of its Towers

EDINBURG, Va., March 29, 2024 (GLOBE NEWSWIRE) -- Shenandoah Telecommunications Company (“Shentel” or the “Company”) (Nasdaq: SHEN) announced that it has completed the initial closing of the previously disclosed sale of its tower portfolio and operations (“Tower Portfolio”) to Vertical Bridge Holdco, LLC (“Vertical Bridge”) for $309.9 million in cash.

“The proceeds from the sale of our Tower Portfolio will be used to fund the previously announced acquisition of Horizon Telcom and provide growth capital to accelerate our fiber-first strategy and planned expansion of Glo Fiber to approximately 600,000 homes and business passings by year-end 2026,” said Shentel’s President and CEO, Christopher E. French.

About Shenandoah Telecommunications
Shenandoah Telecommunications Company (Shentel) provides broadband services through its high speed, state-of-the-art fiber optic and cable networks to customers in the Mid-Atlantic United States. The Company’s services include: broadband internet, video, voice, and fiber-optic Ethernet, wavelength and leasing. The Company owns an extensive regional network with approximately 9,900 route miles of fiber. For more information, please visit www.shentel.com.

This release contains forward-looking statements about Shentel regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to Shentel’s beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel’s control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. A discussion of other factors that may cause actual results to differ from management’s projections, forecasts, estimates and expectations is available in Shentel’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q. Those factors may include, among others, Shentel’s ability to satisfy the closing conditions for subsequent tower sale closings, the ability to obtain the required regulatory approvals and satisfy the closing conditions required for the pending Horizon Telcom acquisition, the closing of the pending Horizon Telcom acquisition may not occur on time or at all, the expected savings and synergies from the pending Horizon Telcom acquisition may not be realized or may take longer or cost more than expected to realize, changes in overall economic conditions including rising inflation, regulatory requirements, changes in technologies, changes in competition, demand for our products and services, availability of labor resources and capital, natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, and other conditions. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

CONTACT:
Shenandoah Telecommunications Company
Jim Volk
Senior Vice President and Chief Financial Officer
540-984-5168
Jim.Volk@emp.shentel.com